SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2009

I.R.S. Employer
Commission	Registrant, State of Incorporation,	Identification
File Number	Address and Telephone Number	Number

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address,
if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-1.1
EX-4.2
EX-4.3
EX-4.4
EX-5.1

This combined Current Report on Form 8-K is being furnished by Great Plains Energy Incorporated (“Great Plains Energy”) and Kansas City Power & Light Company (“KCP&L”). KCP&L is a wholly owned subsidiary of Great Plains Energy and represents a significant portion of its assets, liabilities, revenues, expenses and operations. Thus, all information contained in this report relates to, and is furnished by, Great Plains Energy. Information that is specifically identified in this report as relating solely to Great Plains Energy, such as its financial statements and all information relating to Great Plains Energy’s other operations, businesses and subsidiaries, including KCP&L Greater Missouri Operations Company, formerly Aquila, Inc. (“GMO”), does not relate to, and is not furnished by, KCP&L. KCP&L makes no representation as to that information. Neither Great Plains Energy nor GMO has any obligation in respect of KCP&L’s debt securities and holders of such securities should not consider Great Plains Energy’s or GMO’s financial resources or results of operations in making a decision with respect to KCP&L’s debt securities. Similarly, KCP&L has no obligation in respect of securities of Great Plains Energy or GMO.
Item 1.01 Entry into a Material Definitive Agreement
On March 24, 2009, KCP&L issued $400 million principal amount of its 7.15% Mortgage Bonds, Series 2009A due 2019 (the “2019 Bonds”). See Item 2.03 below for a description of the 2019 Bonds and related agreements.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On March 24, 2009, KCP&L issued $400 million principal amount of its 7.15% Mortgage Bonds, Series 2009A due 2019 (the “2019 Bonds”). The 2019 Bonds were issued pursuant to and secured by the General Mortgage Indenture and Deed of Trust, dated as of December 1, 1986 (the “Indenture”) between KCP&L and UMB Bank, N.A. (formerly United Missouri Bank of Kansas City, N.A.), as trustee, as previously amended and supplemented and as further amended and supplemented by the twelfth supplemental indenture thereto, dated as of March 1, 2009 (the “Twelfth Supplemental Indenture”). KCP&L will use the net proceeds from the sale of the 2019 Bonds to repay a portion of KCP&L’s outstanding commercial paper and for general corporate purposes. Pending that use, KCP&L may invest the net proceeds in short-term marketable securities. The 2019 Bonds were registered under the Securities Act of 1933, as amended, pursuant to KCP&L’s registration statement on Form S-3 (Registration No. 333-148136), which was declared effective by the Securities and Exchange Commission on January 2, 2008.
The 2019 Bonds carry an interest rate of 7.15% per annum, which is payable semi-annually on April 1 and October 1 of each year, commencing October 1, 2009. The 2019 Bonds are redeemable at any time at KCP&L’s option at a redemption price equal to the greater of (i) 100% of the principal amount of the 2019 Bonds to be redeemed, plus accrued interest to the redemption date, and (ii) the present value of the remaining scheduled payments of principal and interest on the 2019 Bonds to be redeemed discounted to the redemption date at the applicable treasury rate, plus 50 basis points, plus, in each case, accrued interest to the redemption date. For more information regarding the terms of the 2019 Bonds, please see the Indenture and the Twelfth Supplemental Indenture (which includes a form of the 2019 Bonds), copies of which are filed as Exhibits 4.1 and 4.2, respectively, to this Report.
In connection with the issuance of the 2019 Bonds, Mark English, Assistant General Counsel and Assistant Secretary of KCP&L, provided the legal opinion attached to this Report as Exhibit 5.1.

A copy of the Underwriting Agreement dated March 19, 2009 among KCP&L and Banc of America Securities LLC, BNP Paribas Securities Corp. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein, is filed as Exhibit 1.1 to this Report. Affiliates of certain of the underwriters are lenders under revolving credit agreements entered into separately with Great Plains Energy and KCP&L in May 2006. In connection with each of these arrangements, JPMorgan Chase Bank, N.A., an affiliate of J.P. Morgan Securities Inc., acted as syndication agent, Banc of America Securities LLC and J.P. Morgan Securities Inc. acted as joint-lead arrangers, Bank of America, N.A., an affiliate of Banc of America Securities LLC, acted as a lender and administrative agent, each of BNP Paribas Securities Corp., The Bank of Tokyo-Mitsubishi UFJ, Chicago Branch, an affiliate of Mitsubishi UFJ Securities (USA), Inc. and Wachovia Bank, N.A., an affiliate of Wachovia Capital Markets, LLC, acted as a lender and co-documentation agent and The Bank of New York, an affiliate of BNY Mellon Capital Markets, LLC, acted as a lender. As well, affiliates of Mitsubishi UFJ Securities (USA), Inc. are parties to a receivables sale agreement entered into with KCP&L and its subsidiary Kansas City Power & Light Receivables Company in July 2005. In connection with this arrangement, Victory Receivables Corporation is the purchaser and The Bank of Tokyo-Mitsubishi, Ltd., New York branch, is the agent. In addition, affiliates of certain of the underwriters are lenders under a credit agreement entered into with GMO in September 2008. In connection with this arrangement, Banc of America Securities LLC acted as a joint lead arranger and joint book manager, Bank of America, N.A., an affiliate of Banc of America Securities LLC, acted as a lender and administrative agent, Union Bank, N.A. (formerly Union Bank of California, N.A.), an affiliate of Mitsubishi UFJ Securities (USA), Inc., acted as a lender and syndication agent, each of BNP Paribas and JPMorgan Chase Bank, N.A., an affiliate of J.P. Morgan Securities Inc., acted as a lender and co-documentation agent, and each of The Bank of New York Mellon, an affiliate of BNY Mellon Capital Markets, LLC and Wachovia Bank, N.A., an affiliate of Wachovia Capital Markets, LLC, acted as a lender. Further, affiliates of Banc of America Securities LLC and Mitsubishi UFJ Securities are lenders under a credit agreement entered into with GMO in April 2005. In connection with this arrangement, Bank of America Business Capital (successor to LaSalle Business Credit, LLC) acted as a lender, and Union Bank, N.A. (formerly Union Bank of California, N.A.) acted as agent and lender. The underwriters and their affiliates have provided and in the future may continue to provide investment banking, commercial banking and other financial services, including the provision of credit facilities, to KCP&L and its affiliates in the ordinary course of business for which they have received and may in the future receive customary compensation. Affiliates of certain of the underwriters participate in the commercial paper program of KCP&L and may from time to time hold KCP&L’s commercial paper. As a result, more than 10% of the net offering proceeds may be paid to underwriters or affiliates and, accordingly, the offering was made in reliance upon Rule 5110(h) of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. The trustee and its affiliates are the trustee under certain indentures with Great Plains Energy and KCP&L. KCP&L maintains general banking accounts with the trustee and the trustee is one of the lenders under the Great Plains Energy, KCP&L and GMO credit agreements.
On March 24, 2009, KCP&L issued $50 million of its Mortgage Bond Series 2005 EIRR Insurer due 2035 (the “2005 Insurer Bonds”) to Syncora Guarantee Inc. (formerly XL Capital Assurance, Inc.) (“Syncora”). The 2005 Insurer Bonds were issued pursuant to and secured by the Indenture, as previously amended and supplemented and as further amended and supplemented by the thirteenth supplemental indenture thereto, dated as of March 1, 2009 (the “Thirteenth Supplemental Indenture”). KCP&L is the obligor with respect to $50.0 million aggregate principal amount of City of Burlington, Kansas, Environmental Improvement Revenue Refunding (EIRR) Bonds Series 2005 (the “2005 EIRR Bonds”), which are insured by a municipal bond insurance policy issued by Syncora. The insurance agreement between KCP&L and Syncora requires KCP&L to provide Syncora with $50.0 million of mortgage bonds as collateral for KCP&L’s obligations under the insurance agreement if KCP&L issues mortgage bonds (other than refundings of outstanding mortgage bonds) in excess of certain thresholds. As a consequence of the issuance of the 2019 Bonds, KCP&L concurrently issued the 2005 Insurer Bonds to Syncora. The 2005 Insurer Bonds bear interest at the same rate as the 2005 EIRR Bonds, and the obligation of KCP&L to make any payment on the 2005 Insurer Bonds shall be deemed to be satisfied to the extent KCP&L makes payments on the 2005 EIRR Bonds. The 2005 Insurer Bonds are subject to redemption at the same times and in the same amounts as the 2005 EIRR Bonds. For more information regarding the terms of the 2005 Insurer Bonds, please see the Indenture and the Thirteenth Supplemental Indenture (which includes a form of the 2005 Insurer Bonds), copies of which are filed as Exhibits 4.1 and 4.3, respectively, to this Report.
On March 24, 2009, KCP&L issued $146.5 million of its Mortgage Bond Series 2007 EIRR Insurer due 2035 (the “2007 Insurer Bonds”) to Financial Guaranty Insurance Company (“FGIC”). The 2007 Insurer Bonds were issued pursuant to and secured by the Indenture, as previously amended and supplemented and as further amended and supplemented by the fourteenth supplemental indenture thereto, dated as of March 1, 2009 (the “Fourteenth Supplemental Indenture”). KCP&L is the obligor with respect to $146.5 million aggregate principal amount of City of Burlington, Kansas, Environmental Improvement Revenue Refunding (EIRR) Bonds Series 2007A-1, Series 2007A-2 and Series 2007B (collectively, the “2007 EIRR Bonds”), which are insured by a municipal bond insurance policy issued by FGIC. Under the insurance agreement between KCP&L and FGIC, if KCP&L issues debt secured by liens not permitted by the insurance agreement, KCP&L is obligated to issue and deliver mortgage bonds or similar securities equal in principal amount to the principal amount of the 2007 EIRR Bonds then outstanding. As a consequence of the issuance of the 2019 Bonds, KCP&L concurrently issued the 2007 Insurer Bonds to FGIC. The 2007 Insurer Bonds bear interest at the same rate as the 2007 EIRR Bonds, and the obligation of KCP&L to make any payment on the 2007 Insurer Bonds shall be deemed to be satisfied to the extent KCP&L makes payments on the 2007 EIRR Bonds. The 2007 Insurer Bonds are subject to redemption at the same times and in the same amounts as the 2007 EIRR Bonds. For more information regarding the terms of the 2007 Insurer Bonds, please see the Indenture and the Fourteenth Supplemental Indenture (which includes a form of the 2007 Insurer Bonds), copies of which are filed as Exhibits 4.1 and 4.4, respectively, to this Report.
Item 9.01 Financial Statements and Exhibits
(d) Exhibit No.
The following exhibits are filed herewith and are exhibits to the Registration Statement on Form S-3, Registration No. 333-148136, as noted below.

	Registration Statement
8-K Exhibit No.	Exhibit No.	Description

1.1	1.2	Underwriting Agreement dated March 19, 2009 between KCP&L and Banc of America Securities LLC, BNP Paribas Securities Corp. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

4.1	4.1	General Mortgage and Deed of Trust, dated as of December 1, 1986, between KCP&L and UMB Bank, N.A., as trustee (Exhibit 4-bb to Form 10-K for the annual period ended December 31, 1986, File No. 000-51873).

4.2	4.7.1	Twelfth Supplemental Indenture, dated as of March 1, 2009, between KCP&L and UMB Bank, N.A., as trustee.

4.3	4.7.2	Thirteenth Supplemental Indenture, dated as of March 1, 2009, between KCP&L and UMB Bank, N.A., as trustee.

	Registration Statement
8-K Exhibit No.	Exhibit No.	Description

4.4	4.7.3	Fourteenth Supplemental Indenture, dated as of March 1, 2009, between KCP&L and UMB Bank, N.A., as trustee.

5.1	5.3	Opinion dated March 24, 2009 of Mark English.

23.1	23.2	Consent of Mark English (included as part of Exhibit 5.1).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED
/s/ Terry Bassham
Terry Bassham
Executive Vice President- Finance & Strategic Development and Chief Financial Officer

KANSAS CITY POWER & LIGHT COMPANY
/s/ Terry Bassham
Terry Bassham
Executive Vice President- Finance & Strategic Development and Chief Financial Officer

Date: March 24, 2009